EXHIBIT 99.7
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                 Computational Materials and/or ABS Term Sheet





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                                                      PRTHR-FINAL                                  September 30, 2005
Bear, Stearns & Co. Inc.                                                                                 10:41 AM EDT
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                                 Settle Date: 9/29/2005 US Treasury Curve Date: 9/22/2005
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                                                  Tranche: S2 (2A7)
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                      .00% CPR         V50 ACPR        V100 ACPR        V150 ACPR        V200 ACPR
      Price            3.72000          3.72000         3.72000          3.72000          3.72000      PREPAY 1M_LIB
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
1.625000                135.98           121.30          105.21           95.36            77.34        Yield
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1.750000                124.11           109.66           93.70           83.42            65.17        Yield
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1.875000                114.10            99.84           83.98           73.27            54.82        Yield
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2.000000                105.56            91.45           75.64           64.54            45.88        Yield
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2.125000                 98.18            84.20           68.42           56.93            38.07        Yield
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2.250000                 91.74            77.87           62.09           50.24            31.19        Yield
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2.375000                 86.08            72.31           56.50           44.31            25.07        Yield
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STATEMENT REGARDING CBO PRICING. The security evaluation set forth above has been provided at your request as an accommodation to you. We believe it represents an estimate of value given stable market conditions and adequate time to work an order. However, by providing this information, we are not representing that such evaluation has been confirmed by actual trades or that a market exists or will exist for this security now or in the future. You should understand that our evaluation does not represent a bid by Bear Stearns or any other person and it may vary from the value Bear Stearns assigns such security while in our inventory. Additionally, you should consider that under adverse market conditions and/or deteriorating credit conditions in the collateral underlying the CBO, a distressed or forced sale of this instrument could result in proceeds that are far less than the evaluation provided.